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                                                                      EXHIBIT 11


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in Part B of Post-Effective Amendment No. 13 to this Registration Statement on Form N-1A (File No. 33-10472), registering the shares of Longleaf Partners Realty Fund, a new, third series, of our firm under the heading "Independent Certified Public Accountants."



                                                    /s/ Coopers & Lybrand L.L.P.
                                                        ------------------------
                                                        COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
November 27, 1995